Microsoft Word 11.0.6568;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 20, 2006

                            FIRST SOUTH BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            VIRGINIA                        0-22219             56-1999749
            --------                        -------             ------------
(State or other jurisdiction of           (Commission          (IRS Employer
 incorporation or organization)           File Number)       Identification No.)


1311 Carolina Avenue, Washington, North Carolina                       27889
------------------------------------------------                       -----
(Address of principal executive offices)                             (Zip Code)

                                (252) 946-4178 (
                                ----------------
              Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule

Item 8.01.  Other Events

On April 20, 2006, the registrant's Board of Directors declared a 3-for-2 common stock split in the form of a 50% stock dividend. For additional information, reference is made to the registrant's press release dated April 21, 2006, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable
      (b)   Not applicable
      (c)   Not applicable
      (d)   The following exhibit is filed herewith:

            Exhibit 99.1 - Press Release dated April 21, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                 First South Bancorp, Inc.
                                                 (Registrant)



Date: April 21, 2006                             By: /s/ William L. Wall
                                                     ---------------------------
                                                     William L. Wall
                                                     Executive Vice President
                                                     Chief Financial Officer and
                                                     Secretary